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                                                              Exhibit 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 25, 1997 included in Advanced Communication Systems, Inc.'s Form S-1 (File No. 333-23959) for the years ended September 30, 1994, 1995 and 1996 and to all references to our Firm included in this registration statement.



                                                           /s/

                                                     ARTHUR ANDERSEN LLP

Washington, D.C.
October 9, 1997